Exhibit 10.4
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                        AMENDMENT TO EMPLOYMENT AGREEMENT
                        ---------------------------------


                                   AMENDMENT NO. 3 dated as of June 30, 1996,
                         between BERRY PLASTICS CORPORATION, a Delaware corporation (the "Corporation"), and MARTIN R. IMBLER (the "Executive").


          Reference is made to the Employment Agreement dated as of December 24, 1990 (as amended by Amendment No. 1 dated as of January 1, 1993 and Amendment No. 2 dated as of November 30, 1995, the "Employment Agreement"), between the Corporation and the Executive. The Corporation and the Executive desire to extend the term of the Employment Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Employment Agreement.

          Accordingly, in consideration of the mutual covenants and premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

          1.   Term.  Section 2 of the Employment Agreement is hereby amended to
               ----
read in its entirety as follows:

               "Subject to earlier termination as provided herein, the employment of the Executive hereunder shall commence on January 1, 1991 (the "Effective Date"), and terminate on June 30, 2001 (the "Expiration Date"). Such period of employment is hereinafter referred to as the "Employment Period."

          2.   Effect of Amendment.  Except as expressly amended hereby, the
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Employment Agreement shall remain in full force and effect and unchanged.

          3.   Counterparts.  This Amendment No. 3 may be executed in one or
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more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have hereunto set their hands as of the date first written above.

                              BERRY PLASTICS CORPORATION



                              By: /s/ Roberto Buaron
                                 --------------------------------
                                 Roberto Buaron
                                 Chairman



                               /s/ Martin R. Imbler
                              -----------------------------------
                                       Martin R. Imbler